SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

FIRSTMARK CORP.

(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation or organization)	000-20806 (Commission File Number)	01-0389195 (I.R.S. Employer Identification No.)

1801 Libbie Avenue, Suite 201

Richmond, Virginia 23226

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 240-8297

Item 5. Other Events and Regulation FD Disclosure.

Effective February 19, 2003, Alireza Ezami resigned as a director of each of Firstmark Corp. (the “Company”) and Firstmark Aerospace Corp., the Company’s aerospace manufacturing and repair subsidiary.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTMARK CORP.

By:	/s/ H. William Coogan, Jr.
H. William Coogan, Jr. President and Chief Executive Officer

February 21, 2003